UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2020

Endo International plc

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	ENDP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance of Senior Notes

On June 16, 2020, in connection with the settlement of the Exchange Offers and Consent Solicitations (as further described in Item 8.01 to this Current Report), certain wholly-owned subsidiaries of Endo International plc (“Endo International” and, together with its subsidiaries, the “Company”) issued the First Lien Notes, the Second Lien Notes and the Unsecured Notes, each as further described below. The First Lien Notes, the Second Lien Notes and the Unsecured Notes were each issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside of the United States pursuant to Regulation S under the Securities Act.

Additional Issuance of 7.500% Senior Secured Notes due 2027

Par Pharmaceutical, Inc. (“PPI”) issued an additional $515,479,000 aggregate principal amount (the “Additional First Lien Notes”) of PPI’s existing 7.500% Senior Secured Notes due 2027 (the “Existing First Lien Notes” and, together with the Additional First Lien Notes, the “First Lien Notes”) pursuant to a supplemental indenture, dated as of June 16, 2020 (the “First Lien Supplemental Indenture”), by and among PPI, the guarantors named therein (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), to that certain indenture, dated as of March 28, 2019 (the “First Lien Indenture”), by and among PPI, the Guarantors and the Trustee.

The Additional First Lien Notes have the same terms as the Existing First Lien Notes (other than the issue date and initial interest payment date, which will be October 1, 2020) and are also senior secured obligations of PPI that are (i) guaranteed on a senior secured basis by Endo International and certain of its subsidiaries that also guarantee the obligations under the Company’s existing Credit Agreement, dated as of April 27, 2017 (the “2017 Credit Agreement”), among Endo International, certain of its subsidiaries as borrowers (the “Borrowers”), the lenders party thereto and JPMorgan Chase Bank, N.A, as administrative agent (the “Administrative Agent”), and (ii) secured by first priority liens on the same collateral (the “Collateral”) that secures the obligations under the 2017 Credit Agreement and the Company’s existing senior secured notes in accordance with the terms of the First Lien Indenture and that certain collateral trust agreement, dated as of April 27, 2017 (the “First Lien Collateral Trust Agreement”), among Endo International, the Borrowers, PPI, certain other grantors party thereto, the Administrative Agent, the Trustee and Wilmington Trust, National Association, as first lien collateral trustee (the “First Lien Collateral Trustee”). The First Lien Collateral Trust Agreement sets forth therein the relative rights of the first lien secured parties with respect to the Collateral and covers certain other matters relating to the administration of security interests. The First Lien Collateral Trust Agreement governs substantially all matters related to the Collateral, including with respect to directing the First Lien Collateral Trustee, the distribution of proceeds and enforcement.

The First Lien Notes are also subject to the terms of an intercreditor agreement, dated as of June 16, 2020 (the “Intercreditor Agreement”), among Wilmington Trust, National Association, as first priority representative, Wilmington Trust, National Association, as second priority representative, and certain grantors party thereto, that governs the relative rights of the first lien secured parties, on the one hand, and the second lien secured parties (including the holders of the Second Lien Notes (described below) and any other future second lien indebtedness), on the other hand. The Intercreditor Agreement provides, subject to certain exceptions, that the First Lien Collateral Trustee will have the exclusive right to exercise rights and remedies with respect to the Collateral on behalf of the holders of the First Lien Notes and the other first lien indebtedness.

The First Lien Notes bear interest at a rate of 7.500% per year, accruing from the last date interest was paid on the Existing First Lien Notes. Interest on the First Lien Notes is payable semiannually in arrears on April 1 and October 1 of each year, beginning on October 1, 2020. The First Lien Notes will mature on April 1, 2027, subject to earlier repurchase or redemption in accordance with the terms of the First Lien Indenture.

PPI may redeem some or all of the First Lien Notes at any time prior to April 1, 2022 at a price equal to 100% of the principal amount of the First Lien Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the redemption date and a make-whole premium set forth in the First Lien Indenture. On or after April 1, 2022, PPI may redeem some or all of the First Lien Notes at any time at redemption prices set forth in the First Lien Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, at any time prior to April 1, 2022, PPI may redeem up to 35% of the aggregate principal amount of the First Lien Notes at a specified redemption price set forth in the First Lien Indenture plus accrued and unpaid interest, if any, to, but not including, the redemption date, with the net cash proceeds of specified equity offerings. If Endo International experiences certain change of control events, PPI must offer to repurchase the First Lien Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

The foregoing summary of the First Lien Indenture, the First Lien Supplemental Indenture, the First Lien Notes, the First Lien Collateral Trust Agreement and the Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the First Lien Indenture, the First Lien Supplemental Indenture, the First Lien Notes, the First Lien Collateral Trust Agreement and the Intercreditor Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.3, respectively, and are incorporated herein by reference.

Issuance of 9.500% Senior Secured Notes due 2027

Endo Designated Activity Company (“Endo DAC”), Endo Finance LLC (“Endo Finance”) and Endo Finco Inc. (“Endo Finco” and, collectively with Endo DAC and Endo Finance, the “Co-Issuers” and, together with PPI, the “Issuers”) issued $940,590,000 aggregate principal amount of 9.500% Senior Secured Notes due 2027 (the “Second Lien Notes”) pursuant to an indenture, dated as of June 16, 2020 (the “Second Lien Indenture”), among the Co-Issuers, the Guarantors and the Trustee.

The Second Lien Notes are senior secured obligations of the Co-Issuers and are (i) guaranteed by Endo International and certain of its subsidiaries that also guarantee the obligations under the 2017 Credit Agreement and (ii) secured by second-priority liens on the Collateral in accordance with the terms of the Second Lien Indenture and that certain collateral trust agreement, dated as of June 16, 2020 (the “Second Lien Collateral Trust Agreement”), among Endo International, the Borrowers, the Co-Issuers, certain other grantors party thereto, the Administrative Agent, the Trustee and Wilmington Trust, National Association, as second lien collateral trustee (the “Second Lien Collateral Trustee”). The Second Lien Collateral Trust Agreement sets forth therein the relative rights of the second-lien secured parties with respect to the Collateral and covers certain other matters relating to the administration of security interests. The Second Lien Collateral Trust Agreement governs substantially all matters related to the interest of the second-lien secured parties in the Collateral, including with respect to directing the Second Lien Collateral Trustee, the distribution of proceeds and enforcement. The Second Lien Notes are also subject to the terms of the Intercreditor Agreement described above.

The Second Lien Notes bear interest at a rate of 9.500% per year, accruing from June 16, 2020. Interest on the Second Lien Notes is payable semiannually in arrears on January 31 and July 31 of each year, beginning on January 31, 2021. The Second Lien Notes will mature on July 31, 2027, subject to earlier repurchase or redemption in accordance with the terms of the Second Lien Indenture.

The Co-Issuers may redeem some or all of the Second Lien Notes at any time prior to July 31, 2023 at a price equal to 100% of the principal amount of the Second Lien Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the redemption date and a make-whole premium set forth in the Second Lien Indenture. On or after July 31, 2023, the Co-Issuers may redeem some or all of the Second Lien Notes at any time at redemption prices set forth in the Second Lien Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, at any time prior to July 31, 2023, the Co-Issuers may redeem up to 40% of the aggregate principal amount of the Second Lien Notes at a specified redemption price set forth in the Second Lien Indenture plus accrued and unpaid interest, if any, to, but not including, the redemption date, with the net cash proceeds of specified equity offerings. If Endo International experiences certain change of control events, the Co-Issuers must offer to repurchase the Second Lien Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

The Second Lien Indenture contains covenants that, among other things, restrict the Co-Issuers’ ability and the ability of Endo International and its restricted subsidiaries to incur certain additional indebtedness and issue preferred stock, make certain dividend payments, distributions, investments and other restricted payments, sell certain assets, agree to any restrictions on the ability of their restricted subsidiaries to make payments to Endo International, create certain liens, merge, consolidate or sell all or substantially all of their assets and enter into certain transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications, including the fall away or revision of certain of these covenants upon the Second Lien Notes receiving investment grade credit ratings.

The foregoing summary of the Second Lien Indenture, the Second Lien Notes and the Second Lien Collateral Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Lien Indenture, the Second Lien Notes and the Second Lien Collateral Trust Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.4, 4.5 and 10.2, respectively, and are incorporated herein by reference.

Issuance of 6.000% Senior Notes due 2028

The Co-Issuers issued $1,260,416,000 aggregate principal amount of 6.000% Senior Notes due 2028 (the “Unsecured Notes,” and together with the First Lien Notes and the Second Lien Notes, the “New Notes”) pursuant to an indenture, dated as of June 16, 2020 (the “Unsecured Indenture”), among the Co-Issuers, the Guarantors and the Trustee.

The Unsecured Notes are senior unsecured obligations of the Co-Issuers and are unconditionally guaranteed by Endo International and certain of its subsidiaries that also guarantee the obligations under the 2017 Credit Agreement.

The Unsecured Notes bear interest at a rate of 6.000% per year, accruing from June 16, 2020. Interest on the Unsecured Notes is payable semiannually in arrears on June 30 and December 30 of each year, beginning on December 30, 2020. The Unsecured Notes will mature on June 30, 2028, subject to earlier repurchase or redemption in accordance with the terms of the Unsecured Indenture.

The Co-Issuers may redeem some or all of the Unsecured Notes at any time prior to June 30, 2023 at a price equal to 100% of the principal amount of the Unsecured Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the redemption date and a make-whole premium set forth in the Unsecured Indenture. On or after June 30, 2023, the Co-Issuers may redeem some or all of the Unsecured Notes at any time at redemption prices set forth in the Unsecured Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, at any time prior to June 30, 2023, the Co-Issuers may redeem up to 40% of the aggregate principal amount of the Unsecured Notes at a specified redemption price set forth in the Unsecured Indenture plus accrued and unpaid interest, if any, to, but not including, the redemption date, with the net cash proceeds of specified equity offerings. If Endo International experiences certain change of control events, the Co-Issuers must offer to repurchase the Unsecured Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

The Unsecured Indenture contains covenants that, among other things, restrict the Co-Issuers’ ability and the ability of Endo International and its restricted subsidiaries to incur certain additional indebtedness and issue preferred stock, make certain dividend payments, distributions, investments and other restricted payments, sell certain assets, agree to any restrictions on the ability of their restricted subsidiaries to make payments to Endo International, create certain liens, merge, consolidate or sell all or substantially all of their assets and enter into certain transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications, including the fall away or revision of certain of these covenants upon the Unsecured Notes receiving investment grade credit ratings.

The foregoing summary of the Unsecured Indenture and the Unsecured Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Unsecured Indenture and the Unsecured Notes, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.6 and 4.7, respectively, and are incorporated herein by reference.

Consent Solicitation – Supplemental Indentures

In connection with the Exchange Offers and Consent Solicitations, the Issuers solicited the consent of the holders of each series of the Old Notes (as defined below) to, among other things, eliminate most of the restrictive covenants, certain of the affirmative covenants and certain of the events of default contained each of the Existing Indentures (as defined below) (collectively, the “Proposed Amendments”). The Issuers received the requisite consents from holders of each series of Old Notes on or prior to the expiration date of the Exchange Offers and Consent Solicitations and, accordingly, have entered into the following supplemental indentures:

(i)	supplemental indenture, dated as of May 28, 2020 (the “6.000% 2023 Supplemental Indenture”), by and among the Co-Issuers, the Guarantors and the Trustee, to that certain indenture, dated as of July 9, 2015 (as supplemented to date, the “6.000% 2023 Indenture”), by and among the Co-Issuers, the Guarantors and the Trustee, governing the Co-Issuer’s 6.000% Senior Notes due 2023 (the “6.000% 2023 Notes”);

(ii)	supplemental indenture, dated as of May 28, 2020 (the “6.000% 2025 Supplemental Indenture”), by and among the Co-Issuers, the Guarantors and the Trustee, to that certain indenture, dated as of January 27, 2015 (as supplemented to date, the “6.000% 2025 Indenture”), by and among the Co-Issuers, the Guarantors and the Trustee, governing the Co-Issuer’s 6.000% Senior Notes due 2025 (the “6.000% 2025 Notes”); and

(iii)	supplemental indenture, dated as of June 4, 2020 (the “5.375% 2023 Supplemental Indenture,” and together with the 6.000% 2023 Supplemental Indenture and the 6.000% 2025 Supplemental Indenture, the “Consent Supplemental Indentures”), by and among Endo Finance, Endo Finco, the Guarantors and the Trustee, to that certain indenture, dated as of June 30, 2014 (as supplemented to date, the “5.375% 2023 Indenture”), by and among Endo Finance, Endo Finco, the Guarantors and the Trustee, governing Endo Finance and Endo Finco’s 5.375% Senior Notes due 2023 (the “5.375% 2023 Notes”).

The 6.000% 2023 Indenture, the 6.000% 2025 Indenture and the 5.375% 2023 Indenture are collectively referred to herein as the “Existing Indentures.” The 6.000% 2023 Notes, the 6.000% 2025 Notes and the 5.375% 2023 Notes are collectively referred to herein as the “Old Notes.”

Each Consent Supplemental Indenture became effective upon execution thereof by the parties thereto and became operative on June 16, 2020 (the settlement date of the Exchange Offers and Consent Solicitations).

The foregoing summary of the 6.000% 2023 Supplemental Indenture and the 6.000% 2025 Supplemental Indenture is qualified in its entirety by reference to the full text of the 6.000% 2023 Supplemental Indenture and the 6.000% 2025 Supplemental Indenture, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.8 and 4.9 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the New Notes is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On June 15, 2020, the Company issued a press release announcing the expiration and the final tender results of the previously announced private exchange offers and consent solicitations (the “Exchange Offers and Consent Solicitations”) by the Issuers for the Company’s outstanding 5.375% 2023 Notes, 6.000% 2023 Notes and 6.000% 2025 Notes. The Exchange Offers and Consent Solicitations were made upon the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement, dated as of May 14, 2020, as amended and supplemented on May 28, 2020 and June 1, 2020 (as so amended and supplemented, the “Offering Memorandum and Consent Solicitation Statement”). As more fully set forth in the press release, approximately 97%, 96% and 98% of the 5.375% 2023 Notes, the 6.000% 2023 Notes and the 6.000% 2025 Notes, respectively, were validly tendered and not validly withdrawn prior to 11:59 p.m., New York City time, on June 12, 2020. On June 16, 2020, the Company settled the Exchange Offers and Consent Solicitations for a combination of $2.764 billion in cash and First Lien Notes, Second Lien Notes and Unsecured Notes (each as described in Item 1.01 of this Current Report).

A copy of the press release announcing the expiration and the final tender results of the Exchange Offers and Consent Solicitations is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This current report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers and related Consent Solicitations were made only pursuant to the Offering Memorandum and Consent Solicitation Statement, and only to persons certifying that they are (i) in the United States and “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act (that are also institutional “accredited investors” within the meaning of Rule 501 of Regulation D of the Securities Act), or (ii) not “U.S. persons” and are outside of the United States (and are not acting for the account or benefit of a U.S. person) within the meaning of Regulation S under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

4.1

Indenture, dated as of March 28, 2019, among Par Pharmaceutical, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 7.500% Senior Secured Notes due 2027 (incorporated by reference from Exhibit 4.1 of the registrant’s Current Report on Form 8-K filed on March 28, 2019).

4.2

First Supplemental Indenture, dated as of June 16, 2020, among Par Pharmaceutical, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, to the Indenture, dated as of March 28, 2019, among Par Pharmaceutical, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 7.500% Senior Secured Notes due 2027.

4.3	Form of 7.500% Senior Secured Notes due 2027 (incorporated by reference from Exhibit 4.1 of the registrant’s Current Report on Form 8-K filed on March 28, 2019).

4.4

Indenture, dated as of June 16, 2020, among Endo Designated Activity Company, Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 9.500% Senior Secured Second Lien Notes due 2027.

4.5	Form of 9.500% Senior Secured Second Lien Notes due 2027 (included in Exhibit 4.4).

4.6

Indenture, dated as of June 16, 2020, among Endo Designated Activity Company, Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 6.000% Senior Notes due 2028.

4.7	Form of 6.000% Senior Notes due 2028 (included in Exhibit 4.6).

4.8

Supplemental Indenture, dated as of May 28, 2020, among Endo Designated Activity Company, Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, to the Indenture, dated as of July 9, 2015, among Endo Designated Activity Company, Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 6.000% Senior Notes due 2023.

4.9

Supplemental Indenture, dated as of May 28, 2020, among Endo Designated Activity Company, Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, to the Indenture, dated as of January 27, 2015, among Endo Designated Activity Company, Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 6.000% Senior Notes due 2025.

10.1

Collateral Trust Agreement, dated as of April 27, 2017, by and among Endo International plc, certain subsidiaries of Endo International plc as borrowers, Par Pharmaceutical, Inc., certain other grantors party thereto, JPMorgan Chase Bank, N.A, as administrative agent, Wells Fargo Bank, National Association, as trustee, and Wilmington Trust, National Association, as collateral trustee.

10.2

Second Lien Collateral Trust Agreement, dated as of June 16, 2020, by and among Endo International plc, certain subsidiaries of Endo International plc as borrowers, Endo Designated Activity Company, Endo Finance LLC, Endo Finco Inc., certain other grantors party thereto, JPMorgan Chase Bank, N.A, as administrative agent, Wells Fargo Bank, National Association, as trustee, and Wilmington Trust, National Association, as collateral trustee.

10.3

Intercreditor Agreement, dated as of June 16, 2020, by and among Wilmington Trust, National Association, as first priority representative, Wilmington Trust, National Association, as second priority representative, and certain grantors party thereto.

99.1	Press Release, dated June 15, 2020.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Matthew J. Maletta Executive Vice President, Chief Legal Officer and Company Secretary

Date: June 16, 2020